REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of February 9, 2007, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the "COMPANY"), and the undersigned buyers (each, a "BUYER", and collectively, the "BUYERS").

            WHEREAS:

            A. In connection with the Second Amended and Restated Securities Purchase Agreement by and among the Company, Prencen Lending LLC, a Delaware limited liability company ("PRENCEN LENDING"), and Prencen LLC, a Delaware limited liability company (the "EQUITY INVESTOR", and together with Prencen Lending, the "ORIGINAL BUYERS"), dated as of June 30, 2006 (as amended from time to time in accordance with its terms, the "ORIGINAL AMENDED SECURITIES PURCHASE AGREEMENT"), the Company issued and sold to (i) Prencen Lending, a senior secured convertible note of the Company (as amended from time to time in accordance with its terms, the "ORIGINAL NOTE") which, among other things, is convertible into shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK") (as converted, collectively, the "ORIGINAL CONVERSION SHARES"), and (ii) the Equity Investor, two series of warrants (as amended from time to time in accordance with their terms, the "WARRANTS") which are exercisable to purchase shares of Common Stock (as exercised, collectively, the "WARRANT SHARES").

            B. Contemporaneously with the execution and delivery of the Original Securities Purchase Agreement, Steven Bettinger, Jodi Bettinger and the Equity Investor executed and delivered that certain Securities Purchase Agreement, dated as of June 30, 2006 (the "BETTINGER AGREEMENT"), whereby the Equity Investor acquired shares of Common Stock (the "ORIGINAL BETTINGER SHARES" and such number of Original Bettinger Shares held by the Equity Investor or its affiliates as of the Closing Date, the "BETTINGER SHARES").

            C. The Company and the Original Buyers entered into that certain Amendment and Exchange Agreement, dated as of December 27, 2006 (as amended by Amendment No. 1 to the Amendment and Exchange Agreement, dated as of December 29, 2006, by and among the Company and the Original Buyers, the "COMMON EXCHANGE AGREEMENT"), pursuant to which the Equity Investor exchanged certain Common
Stock of the Company held by the Equity Investor for Series B Convertible Preferred Stock of the Company and Series B-1 Convertible Preferred Stock of the Company (collectively, the "PREFERRED SHARES") which are, among other things, convertible into Common Stock (as converted, collectively, the "PREFERRED CONVERSION SHARES").

            D. Contemporaneously with the Common Exchange Agreement, the Company and the Original Buyers executed and delivered the Second Amended and Restated Registration Rights Agreement, dated as of December 27, 2006, (the "EXISTING REGISTRATION RIGHTS AGREEMENT") which amended and restated that certain Amended and Restated Registration Rights Agreement, dated as of August 2, 2006 (as amended prior to the date of the Existing Registration Rights Agreement, the "ORIGINAL AMENDED REGISTRATION RIGHTS

AGREEMENT"), by and among the Company and the Original Buyers, pursuant to which the Company agreed to provide certain registration rights with respect to the
Registrable Securities (as defined in the Existing Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"), and the rules and regulations promulgated thereunder, and applicable state securities laws.

            E. The Company and the Original Buyers entered into that certain Amendment Agreement, dated as of December 30, 2006 (the "NOTE AMENDMENT AGREEMENT"), whereby, among other things, the Company amended and restated the Original Note and issued to Prencen Lending an Amended and Restated Senior Secured Convertible Note (the "AMENDED NOTE").

            F. The Company has authorized a new series of secured convertible notes of the Company to be issued in accordance with each of the Securities Purchase Agreements (as defined below).

            G. Contemporaneously herewith, the Company and the Original Buyers are entering into that certain Third Amended and Restated Securities Purchase Agreement of even date herewith (the "PRENCEN SECURITIES PURCHASE Agreement"), which will amend and restate the Second Amended and Restated Securities Purchase Agreement, pursuant to which the Company will redeem a portion of the Amended Note and the remaining $76,000,000 in principal amount of the Amended Note will be surrendered and cancelled in exchange for the Company issuing to Prencen Lending a new series of secured convertible notes of the Company (the "PRENCEN NOTES") which, among other things, will be convertible into shares of Common Stock in accordance with the terms of the Prencen Notes (as converted, collectively, the "PRENCEN CONVERSION SHARES") and issued to Prencen Lending under the terms and conditions of the Prencen Securities Purchase Agreement.

            H. Contemporaneously herewith, the Company, Watershed Capital Partners, L.P. ("WCP") and Watershed Capital Institutional Partners, L.P.
(together with WCP, "WATERSHED") are entering into that certain Securities Purchase Agreement of even date herewith (the "WATERSHED SECURITIES PURCHASE Agreement", and together with the Prencen Securities Purchase Agreement, the "SECURITIES PURCHASE AGREEMENTS"), pursuant to which the Company will issue and sell to Watershed, a new series of secured convertible notes of the Company (the "WATERSHED NOTES", and together with the Prencen Notes, the "NOTES") which, among other things, will be convertible into shares of Common Stock in accordance with the terms of the Watershed Notes (as converted, collectively, the "WATERSHED CONVERSION SHARES", and together with the Prencen Conversion Shares, the "CONVERSION SHARES"). The terms and provisions of the Watershed Notes and the Prencen Notes are substantially identical except for the right of Special Redemption (as defined in the Prencen Notes) as set forth in Section 9(b) of the Prencen Notes.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

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


      1.    DEFINITIONS.

            Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreements. As used in this Agreement, the following terms shall have the following meanings:

                  a. "ADDITIONAL EFFECTIVE DATE" means the date the applicable Additional Registration Statement is declared effective by the SEC.

                  b. "ADDITIONAL EFFECTIVENESS DEADLINE" means the date which is 60 days after the applicable Additional Filing Deadline for the applicable Additional Registration Statement, or if there is a full review of such Additional Registration Statement by the SEC, 90 days after the applicable Additional Filing Deadline for such Additional Registration Statement.

                  c. "ADDITIONAL FILING DATE" means the date on which the applicable Additional Registration Statement is filed with the SEC.

                  d.  "ADDITIONAL  FILING DEADLINE" means the earlier of (i) six
(6) months from the Effectiveness Date of the immediately preceding Registration Statement filed hereunder and (ii) the first date on which the SEC shall permit, or not object to, the filing of any Additional Registration Statement.

                  e. "ADDITIONAL REGISTRABLE SECURITIES" means (i) any Cutback Shares not previously included on a Registration Statement hereunder and (ii) any share capital of the Company issued or issuable with respect to the Cutback Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversion of the Notes or Preferred Shares or exercise of the Warrants.

                  f. "ADDITIONAL REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

                  g. "ADDITIONAL REQUIRED REGISTRATION AMOUNT" means all of the Cutback Shares not previously included on a Registration Statement, subject to adjustment as provided in Section 2.2(e), without regard to any limitations on conversion of the Notes or Preferred Shares or exercise of the Warrants.

                  h. "BUSINESS DAY" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                  i. "CLOSING DATE" shall have the meaning set forth in the Prencen Securities Purchase Agreement (which is identical to the Closing Date in the Watershed Securities Purchase Agreement).

                  j. "CUTBACK SHARES" means any of the Initial Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC.

                  k. "DEMAND REGISTRATION" shall mean a registration required to be effected by the Company pursuant to Section 2.1.

                  l. "DEMAND  REGISTRATION  STATEMENT" shall mean a registration statement of the Company which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2.1 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

                  m. "EFFECTIVE DATE" means the Initial Effective Date or the Additional Effective Date, as applicable.

                  n. "EFFECTIVENESS DEADLINE" means the Initial Effectiveness Deadline or the Additional Effectiveness Deadline, as applicable.

                  o. "FILING DATE" means the Initial Filing Date or the Additional Filing Date, as applicable.

                  p. "FILING DEADLINE" means the Initial Filing Deadline or the Additional Filing Deadline, as applicable.

                  q. "HOLDER" means any holder of Registrable Securities.

                  r. "HOLDERS' COUNSEL" shall mean, in the case of a Demand Registration, one firm of counsel (per registration) to the Holders of Registrable Securities participating in such registration, which counsel shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request.

                  s. "INITIAL EFFECTIVE DATE" means the date that the Initial Registration Statement has been declared effective by the SEC.

                  t. "INITIAL  EFFECTIVENESS  DEADLINE"  means the date which is
(i) in the event the Registration Statement is not subject to a full review by the SEC, 60 days after the Initial Filing Deadline or (ii) in the event the Registration Statement is subject to a full review by the SEC, 90 days after the Initial Filing Deadline.

                  u. "INITIAL FILING DATE" means the date on which the Initial Registration Statement is filed with the SEC.

                  v. "INITIAL FILING DEADLINE" means June 30, 2007.

                  w. "INITIAL REGISTRABLE SECURITIES" means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the New Conversion Shares, (iii) the Preferred Conversion Shares issued or issuable upon conversion of the Preferred Shares, (iv) the

Warrant Shares issued or issuable upon exercise of the Warrants, (v) the Bettinger Shares, (vi) any Common Stock currently held or subsequently acquired by the Buyers, and (vii) any capital stock of the Company issued or issuable, with respect to the Notes, the New Securities, the New Conversion Shares, the Preferred Shares, the Conversion Shares, the Preferred Conversion Shares, the Warrant Shares, the Bettinger Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event, without regard to any limitations on conversion of the Notes or the Preferred Shares and/or exercise of the Warrants, in each case other than Cutback Shares.

                  x. "INITIAL REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

                  y. "INITIAL REQUIRED REGISTRATION AMOUNT" means 130% of the sum of (i) the maximum number of Conversion Shares issued or issuable pursuant to the Notes, as of the trading day immediately preceding the applicable date of determination, (ii) the maximum number of Preferred Conversion Shares issued or issuable pursuant to the Preferred Shares, as of the trading day immediately preceding the applicable date of determination, (iii) the number of Bettinger Shares and (iv) the maximum number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination (subject to adjustment for stock splits and stock dividends and without regard to any limitations on conversion of the Notes or Preferred Shares or the exercise of the Warrants), all subject to adjustment as provided in Section 2.2 (e), in each case other than Cutback Shares.

                  z.  "INITIATING   HOLDERS"  shall  mean,  with  respect  to  a
particular registration, the Holders who initiated the Request for such registration.

                  aa. "INVESTOR" means a Buyer or any transferee or assignee of the Notes, Preferred Shares, Bettinger Shares or Warrants, as applicable, to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of the Notes, Preferred Shares, Bettinger Shares or Warrants, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                  bb. "NEW CONVERSION SHARES" means the shares of the Company's Common Stock issued or issuable upon conversion of the New Securities.

                  cc. "NEW SECURITIES" shall have the meaning given to such term in the Notes.

                  dd. "NOTEHOLDERS" means the holders of the Notes, the Conversion Shares, the New Securities and/or the New Conversion Shares that are party hereto or who have agreed to become bound by the provisions of this Agreement in accordance with Section 9.

                  ee.  "OTHER  INVESTORS"  shall have the  meaning  set forth in section 2.2(c).

                  ff. "OTHER INVESTOR PERCENTAGE" means the percentage determined by dividing the number of Other Registrable Securities held by such Other Investor (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by such Other Investor) by the aggregate of the number of Other Regstrable Securities and Registrable Securities held by the Other Investors and the Investors (each on an as converted,  fully-diluted  basis and without  giving  effect to any  exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party).

                  gg. "OTHER REGISTRABLE SECURITIES" shall have the meaning set forth in Section 2.2(c).

                  hh. "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and/or a government or any department or agency thereof.

                  ii. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

                  jj. "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (i) all SEC, stock exchange, NASD and other registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of any stock exchange (including fees and disbursements of counsel in connection with such compliance and the preparation of a blue sky memorandum and legal investment survey), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing, distributing, mailing and delivering any Registration Statement, any prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company, (v) the fees and disbursements of Holders' Counsel, (vi) the fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letters) and the fees and expenses of other Persons, including experts, retained by the Company, (vii) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer, (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (ix) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered; PROVIDED, HOWEVER, Registration Expenses shall not include discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar Persons engaged in the distribution of any of the Registrable Securities; and PROVIDED FURTHER, that in any case where
Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event; and PROVIDED, FURTHER, that in the event the Company shall, in accordance with Section 2.2 or Section 3(r) hereof, not register any securities with respect to which it had given written notice of its intention to register to Holders, notwithstanding anything to the contrary in the foregoing, all of the costs incurred by such Holders in connection with such registration shall be deemed to be Registration Expenses.

                  kk. "REGISTRABLE SECURITIES" means the Initial Registrable Securities and the Additional Registrable Securities.

                  ll. "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

                  mm. "REQUEST" shall have the meaning set forth in Section 2.1(a).

                  nn. "REQUIRED HOLDERS" means the holders of at least a majority of the Registrable Securities.

                  oo. "REQUIRED HOLDERS OF THE REGISTRATION" shall mean, with respect to a particular registration, one or more Holders of Registrable
Securities who would hold a majority of the Registrable Securities to be included in such registration.

                  pp. "REQUIRED REGISTRATION AMOUNT" means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

                  qq. "RULE 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

                  rr. "SEC" means the United States Securities and Exchange Commission.

                  ss. "UNDERWRITERS" shall mean the underwriters, if any, of the offering being registered under the Securities Act.

                  tt. "UNDERWRITTEN OFFERING" shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

                  uu. "WITHDRAWN DEMAND REGISTRATION" shall have the meaning set forth in Section 2.1(a).

                  vv.  "WITHDRAWN  REQUEST"  shall have the meaning set forth in
Section 2.1(a).

      2. Registration.

            2.1 DEMAND REGISTRATION

                  a. RIGHT TO DEMAND REGISTRATION. (i) Subject to Section 2.1(c), at any time or from time to time after the date that is nine (9) months after the Closing Date, the Required Holders shall have the right to request in writing that the Company register all or part of such Required Holders' Registrable Securities (a "REQUEST") by filing with the SEC a Demand Registration Statement.

                        (1) Each Request shall specify the amount of Registrable Securities intended to be disposed of by such Holders and the intended method of disposition thereof.

                        (2) As promptly as practicable, but no later than 10 days after receipt of a Request, the Company shall give written notice of such requested registration to all other Holders of Registrable Securities and the Other Investors.

                        (3) Subject to Section 2.1(b), the Company shall include in a Demand Registration (i) the Registrable Securities intended to be disposed of by the Initiating Holders, (ii) the Registrable Securities intended to be disposed of by any other Holder which shall have made a written request (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within ten (10) days after the receipt of such written notice from the Company and (iii) the Other Registrable Securities intended to be disposed of by any Other Investor which shall have made a written request (which request shall specify the amount of Other Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within ten (10) days after the receipt of such written notice from the Company.

                        (4) RIGHT TO DEMAND REGISTRATION. The Company, as expeditiously as possible following a Request, shall use its best efforts to cause to be filed with the SEC a Demand Registration Statement providing for the registration under the 1933 Act of the Registrable Securities which the Company has been so requested to register by all such Holders, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of disposition thereof specified in such Request or further requests.

                        (5) The Company shall use its best efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter and to keep such Demand Registration Statement continuously effective until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Demand Registration Statement; PROVIDED, such period need not extend beyond nine months after the effective date of the Demand Registration Statement; and PROVIDED, FURTHER, that with respect to any Demand Registration Statement, such period need not extend beyond the
Registration Period, and which period, in any event, shall terminate when all Registrable Securities covered by such Demand Registration Statement have been sold (but not before the expiration of the 90 day period referred to in

Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) (the "DEMAND REGISTRATION PERIOD").

            (ii) A Request may be withdrawn prior to the filing of the Demand Registration Statement by the Required Holders of the Registration (a "WITHDRAWN REQUEST") and a Demand Registration Statement may be withdrawn prior to the effectiveness thereof by the Required Holders of the Registration (a "WITHDRAWN DEMAND REGISTRATION") and such withdrawals shall be treated as a Demand Registration which shall have been effected pursuant to this Section 2.1, unless the Required Holders of Registrable Securities to be included in such Registration Statement reimburse the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Demand Registration Statement (to the extent actually incurred); PROVIDED; HOWEVER, that if a Withdrawn Request or Withdrawn Demand Registration is made because of a material adverse change in the business or financial condition of the Company, then such withdrawal shall not be treated as a Demand Registration effected pursuant to this Section 2.1 (and shall not be counted toward the number of Demand Registrations to which such Holders are entitled), and the Company shall pay all Registration Expenses in connection therewith. Any Holder requesting inclusion in a Demand Registration may, at any time prior to the effective date of the Demand Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

            (iii) The registration rights granted pursuant to the provisions of this Section 2.1 shall be in addition to the registration rights granted pursuant to the other provisions of Section 2 hereof.

            b. PRIORITY IN DEMAND REGISTRATIONS. If a Demand Registration involves an Underwritten Offering, and the sole or lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date five days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities and Other Registrable Securities, if any, requested to be included in such Demand Registration exceeds the number which can be sold in such offering within a price range acceptable to the Required Holders of the Registration (such writing to state the basis of such opinion and the approximate number of Registrable Securities and Other Registrable Securities which may be included in such offering), the Company shall include in such Demand Registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, the Registrable Securities and Other Registrable Securities requested to be included in the Demand Registration by the Holders and the Other Investors allocated (x) first among the Noteholders and the Other Investors, (I) with the Other Investors being entitled to the Other Investor Percentage of such Demand Registration and (II) with the Noteholders dividing the remainder of such Demand Registration pro rata based on the number of (i) Conversion Shares and New Conversion Shares issued or issuable upon conversion of the Notes and the New Securities, respectively, held by each Noteholder and (ii) shares of any capital stock of the Company issued or issuable, with respect to Notes held by each Noteholder (the "NOTE REGISTRABLE SECURITIES") as adjusted to be in proportion to the number of Note Registrable Securities requested to be included in such Demand Registration by each of them (on an as converted, fully-diluted basis and without giving effect to any conversion limitations contained in the Notes held by any such party) and (y) second, to the extent to which any shares remain after all of the Note Registrable Securities requested to be included in such Demand Registration are covered by such Registration Statement, pro rata among the Investors and the Other Investors based on the number of Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities held by each Investor and Other Investor (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party). In the event the Company shall not, by virtue of this Section 2.1(b), include in any Demand Registration all of the Registrable Securities of any Holder requesting to be included in such Demand Registration, such Holder, upon written notice to the Company given within five days of the time such Holder first is notified of such matter, may reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing and the Other Investors shall be entitled to a corresponding increase in the amount of Registrable Securities or Other Registrable Securities, as applicable, to be included in such Demand Registration.

            c.   LIMITATIONS  ON   REGISTRATIONS.   The  rights  of  Holders  of
Registrable Securities to request Demand Registrations pursuant to Section 2.1(a) are subject to the following limitations:

                  (1) in no event shall the Company be required to effect a Demand Registration unless the reasonably anticipated aggregate offering price to the public of all Registrable Securities for which registration has been requested by Holders, together with any shares sold by the Company for its own account, will be at least $5,000,000;

                  (2) in no event shall the Company be required to effect a Demand Registration prior to 91 calendar days after a prior Demand Registration Statement is declared effective by the SEC; and

                  (3) in no event shall the Company be required to effect a Demand Registration at any time during the period commencing with the filing of the Initial Registration Statement or the Additional Registration Statement with the SEC and ending with the earlier of (x) the effectiveness of the Initial Registration Statement or the Additional Registration Statement, as applicable, and (y) the applicable Effectiveness Deadline.

                  (4) in no event shall the Company be required to effect, in the aggregate, more than three Demand Registrations; PROVIDED, HOWEVER, that such number shall be increased to the extent the Company does not include in what would otherwise be the final registration the number of Registrable Securities requested to be registered by the Holders by reason of SECTION 2.1(B).

            d. UNDERWRITING.

                  (1) SELECTION OF UNDERWRITERS. Notwithstanding anything to the contrary contained in Section 2.1(a), if the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment Underwritten Offering; and such Initiating Holders may require that all Persons (including other Holders) participating in such registration sell their Registrable Securities to the Underwriters at the same price and on the same terms of underwriting applicable to the Initiating Holders. If any Demand Registration involves an Underwritten Offering, the sole or managing Underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Initiating Holders holding a majority of the Registrable Securities (so long as such Underwriter is not affiliated with any such majority holders) for which registration was requested in the Request, subject to the approval of the Company (such approval not to be unreasonably withheld or delayed).

                  (2) UNDERWRITING AGREEMENTS. If requested by the sole or lead managing Underwriter for any Underwritten Offering effected pursuant to a Demand Registration the Company shall enter into a customary underwriting agreement with the Underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Required Holders of the Registration.

                  (3) HOLDERS OF REGISTRABLE SECURITIES TO BE PARTIES TO UNDERWRITING AGREEMENT. The Holders of Registrable Securities to be distributed by Underwriters in an Underwritten Offering contemplated by Section 2.1(a) shall be parties to the underwriting agreement between the Company and such Underwriters and may, at such Holders' option, require that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. No Holder shall be required to make any representations or warranties to, or agreements with, the Company or the Underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of disposition.

                  (4)     PARTICIPATION     IN    UNDERWRITTEN     REGISTRATION.
Notwithstanding anything herein to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its securities on the same terms and conditions provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents customary for such an offering and reasonably required under the terms of such underwriting arrangements.

                  (5) In no event shall the Company be required to effect more than three Underwritten Offerings.

            e.  REGISTRATION  OF OTHER  SECURITIES.  Whenever the Company  shall effect a Demand Registration, no securities other than the Registrable Securities and Other Registrable Securities shall be covered by such registration unless (a) the Required Holders of the Registration shall have consented in writing to the inclusion of such other securities and (b) no holder of Registrable Securities is unable to include any of its Registrable Securities requested for inclusion in such registration by reason of SECTION 2.1(B).

            f. EFFECTIVE REGISTRATION STATEMENT; SUSPENSION. A Demand Registration Statement shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) (i) unless it has been declared effective by the SEC and remains effective in compliance with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Demand Registration Statement for the Demand Registration Period, (ii) if the offering of any Registrable Securities pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, or (iii) if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied other than by the sole reason of any breach or failure by the Holders of Registrable Securities or are not otherwise waived.

            g. OTHER REGISTRATIONS. During the period (i) beginning on the date of a Request and (ii) ending on the date that is 90 days after the date that a Demand Registration Statement filed pursuant to such Request has been declared effective by the SEC or, if the Required Holders of the Registration shall withdraw such Request or such Demand Registration Statement, on the date of such Withdrawn Request or such Withdrawn Registration Statement, the Company shall not, without the consent of the Required Holders of the Registration, file a registration statement pertaining to any other securities of the Company (other than a registration relating solely to the sale of securities to participants in a Company employee stock or similar plan on Form S-8).

            h. REGISTRATION STATEMENT FORM. Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, and (ii) which shall be available for the sale of Registrable Securities in accordance with the intended method or methods of disposition specified in the requests for registration. The Company agrees to include in any such Registration Statement all information which any selling Investor Holder, upon advice of counsel, shall reasonably request.

            2.2 REQUIRED REGISTRATION.

                  a. INITIAL MANDATORY REGISTRATION. The Company shall prepare, and, as soon as practicable, but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration and reasonably acceptable to the Required Holders, subject to the provisions of Section 2.2(e). The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the lesser of (x) the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC and (y) the maximum number of shares of Common Stock of the Company permitted to be registered therein by the staff of the SEC. The Initial Registration Statement shall contain (except if otherwise directed by the Required Holders) the "SELLING STOCKHOLDERS" and "PLAN OF DISTRIBUTION" sections in substantially the form attached hereto as EXHIBIT B. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. on the Business Day following the Initial

Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

                  b. ADDITIONAL MANDATORY REGISTRATIONS. To the extent that all the Registrable Securities have not been previously registered on a Registration Statement hereunder, the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration and reasonably acceptable to the Required Holders, subject to the provisions of Section 2.2(e). Each Additional Registration Statement prepared pursuant hereto shall register for resale the lesser of (x) the Additional Required Registration Amount determined as of the date the applicable Additional Registration Statement is initially filed with the SEC and (y) the maximum number of shares of Common Stock of the Company permitted to be registered therein by the staff of the SEC. Each Additional Registration Statement shall contain (except if otherwise directed by the Required Holders) the "SELLING STOCKHOLDERS" and "PLAN OF DISTRIBUTION" sections in substantially the form attached hereto as EXHIBIT B, provided that, subject to Section 3(c), the information to be included in the Selling Stockholders section which relates to a Holder shall be subject to the approval of such Holder, and the Company shall make any changes to such section and the Plan of Distribution section that are reasonably requested by such Holder. The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline for such Additional Registration Statement. By 9:30 a.m. on the Business Day following each Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement. To the extent the staff of the SEC does not permit all previously unregistered Additional Registrable Securities to be registered on any
Additional Registration Statement, the Company successively shall file Additional Registration Statements in accordance with the terms of this Section 2.2(b) until such time as all Registrable Securities hereunder have been registered with the SEC.

                  c. ALLOCATION OF REGISTRABLE SECURITIES. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders except for the securities required to be registered by the Company pursuant to the Coty Registration Rights Agreement (as defined in the Securities Purchase Agreement) (such additional securities required to be registered pursuant to the Coty Registration Rights Agreement, the "OTHER REGISTRABLE SECURITIES", and the registered holders of such Other Registrable Securities, the "OTHER INVESTORS"). The initial number of Registrable Securities and Other Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities or Other Registrable Securities included therein shall first be allocated among the Other Investors and the Noteholders (x) with the Other Investors being entitled to the Other Investor Percentage of such number of Registrable Securities and Other Registrable Securities and (y) with the Noteholders dividing the remainder of such number of Registrable Securities and Other

Registrable Securities pro rata based on the number of Note Registrable Securities held by each Noteholder at the time the Registration Statement covering such initial number of Registrable Securities and Other Registrable Securities or increase thereof is declared effective by the SEC, and any of such number of Registrable Securities and Other Registrable Securities included in such Registration Statement and any increase in such number of Registrable Securities or Other Registrable Securities included therein that remains after all of the Note Registrable Securities are covered by such Registration Statement shall then be allocated pro rata among the Investors and the Other Investors based on the number of Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities held by each Investor and Other Investor at the time such Registration Statement is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities or Other Registrable Securities covered by such Registration Statement shall first be allocated to the remaining Noteholders, pro rata based on the number of Note Registrable Securities then held by such Noteholders which are covered by such Registration Statement, and any such shares of Common Stock to be reallocated that remain after all of the Note Registrable Securities are covered by such Registration Statement shall then be allocated to the remaining Investors and Other Investors, pro rata based on the number of Registrable
Securities (other than Note Registrable Securities) and Other Registrable Securities then held by such Investors and Other Investors which are covered by such Registration Statement. If the SEC requires that the Company register less than the amount of shares of Common Stock originally included on any Registration Statement at the time it was filed, first the Registrable Securities (other than Note Registrable Securities) on such registration statement and any other securities allowed to be registered on such Registration Statement (in accordance with this paragraph) shall be decreased on a pro rata basis, and then if any additional shares of Common Stock need to be decreased, the Note Registrable Securities shall be decreased on a pro rata basis.

                  d. LEGAL COUNSEL. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review any registration pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in regards to the performance of the Company's obligations under this Agreement.

                  e. INELIGIBILITY FOR FORM S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                  f. SUFFICIENT NUMBER OF SHARES REGISTERED. In the event the number of shares available under a Registration Statement filed pursuant to
Section 2.2(a) or 2.2(b) is insufficient to cover all of the Registrable Securities required to be covered by such Registration

Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2.2(c), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the Preferred Shares or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Notes), that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Certificates of Designations (as defined in the Common Exchange Agreement)) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the applicable Warrant).

                  g. EFFECT OF FAILURE TO FILE AND OBTAIN AND MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a "FILING FAILURE") or
(B) filed with the SEC but not declared effective by the SEC on or before the applicable Effectiveness Deadline (an "EFFECTIVENESS FAILURE") or (ii) on any day after the applicable Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of the Common Stock on its principal trading market or exchange, or to register a sufficient number of shares of Common Stock) (a "MAINTENANCE FAILURE") then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Investor which holds Notes an amount in cash equal to two percent (2.0%) of the aggregate principal amount of the Notes held by such Investor immediately following the Closing Date on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured;
(ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured.  The  payments  to which an Investor  shall be entitled  pursuant to this
Section 2.2(g) are referred to herein as "REGISTRATION  DELAY PAYMENTS." For the
avoidance  of  doubt,  no  Registration   Delay  Payments
may be made unless specifically allowed by the Intercreditor Agreement. Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth day after the event or failure giving rise to the Registration Delay Payments has occurred and
(II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of two percent (2.0%) per month (prorated for partial months) until paid in full. Notwithstanding anything herein or in the Securities Purchase Agreements to the contrary, (i) no Registration Delay Payments shall be due and payable with respect to the Warrants or the Warrant Shares and (ii) in no event shall the aggregate amount of Registration Delay Payments (other than Registration Delay Payments payable pursuant to events that are within the control of the Company) exceed, in the aggregate, 10% of the aggregate principal amount of the Notes issued on the Closing Date pursuant to the Securities Purchase Agreements.

            2.3 PIGGYBACK REGISTRATION.

                  a. PIGGYBACK RIGHTS. If the Company proposes to file a registration statement with the Commission with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, on convertible into, equity securities, for its own account or for the account of any stockholder of the Company (other than a registration statement on Form S-4 or Form S-8 or their successors or any other form for a limited similar purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another Person), the Company shall, at least thirty days prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of any Holder or Holders given within twenty days of the receipt of such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use its best efforts to cause the Registrable Securities that such Holder or Holders request the Company to register to be included in such registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters (if any) of a proposed Underwritten Offering to permit such Registrable Securities to be included in such registration on the same terms and conditions as any similar securities of the Company, in each case to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder or Holders; PROVIDED that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.3 without obligation to the Holders (any such registration statement which includes Registrable Securities, a "PIGGY-BACK REGISTRATION STATEMENT").

                  b. UNDERWRITTEN OFFERINGS. In connection with any Underwritten
Offering under this Section 2.3 (but not including  Underwritten Offerings under
Section 2.1), the notice to the Holders shall state whether such offering is an Underwritten Offering and the Company shall not be required to include any Registrable Securities in such Underwriting Offering unless the Holders requesting inclusion of such Registrable Securities accept the terms of the underwriting as reasonably agreed upon between the Company and the managing Underwriter or Underwriters, selected by the Company. Each Holder that has requested that Registrable Securities held by it be included in such Registration Statement shall (together with the Company and the other Holders
distributing  the  securities  through  such   underwriting)   enter
into such underwriting agreement as reasonably agreed upon between the Company and the managing Underwriter or Underwriters. In connection with any Underwritten Offering under this Section 2.3 (but not including Underwritten Offerings under Section 2.1), if in the reasonable and good faith opinion of the managing Underwriter or Underwriters, the registration of all, or part of, the Registrable Securities requested to be included in such registration and any other securities to be included in such registration jeopardize the success of the offering by the Company or the holders of securities initiating such registration (the "DEMANDING HOLDERS"), then: (i) in the case of an Underwritten Offering by the Company, (A) the Company shall not be cutback and (B) the Registrable Securities (other than Note Registrable Securities) and any amount of Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights shall be reduced first pro rata (on an as-converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party) in accordance with the number of securities that each such Person has requested be included in the registration, regardless of the number of securities held by each such Person, and to the extent all of the Registrable Securities (other than Note Registrable Securities) and any amount of Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights have been eliminated, then the Note Registrable Securities and Other Registrable Securities shall be reduced
(x) with the Other Investors being entitled to Other Investor Percentage of such remaining number of Registrable Securities and Other Registrable Securities and
(y) with the Noteholders dividing the remainder of such remaining number of Registrable Securities and Other Registrable Securities pro rata (on an as-converted, fully-diluted basis and without giving effect to any conversion limitations contained in the Notes held by such Noteholder) in accordance with the number of Note Registrable Securities that such Noteholder has requested be included in the registration, regardless of the number of Note Registrable Securities held by each Noteholder (ii) in the case of an Underwritten Offering by a Demanding Holder, (A) the Demanding Holder (and other parties that are subject to the same registration rights agreement with such Demanding Holder) shall not be cutback and (B) the Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights shall be reduced first pro rata (on an as-converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party) in accordance with the number of securities that each such Person has requested be included in the registration, regardless of the number of securities held by each such Person, and to the extent all of the Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights have been eliminated, then the Note Registrable Securities and Other Registrable Securities shall be reduced
(x) with regard to the Other Investors, based on the Other Investor Percentage and (y) with regard to the Noteholders pro rata (on an as-converted, fully-diluted basis and without giving effect to any conversion limitations contained in the Notes held by such Noteholder) in accordance with the number of Note Registrable Securities that such Noteholder has requested be included in the registration, regardless of the number of Note Registrable Securities held by each Noteholder. If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing Underwriter.

      3. Related Obligations.

            At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.1 or 2.2, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). Subject to Allowable Grace Periods (as defined below), the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act and (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval shall be sought within one day), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.

                  b.  The  Company  shall  prepare  and  file  with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, or Form 10-QSB, Form 10-K, or Form 10-KSB or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

                  c. The Company shall (A) permit Legal Counsel and the Investors to review and comment upon (i) a Registration Statement at least seven
(7) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K or Form 10-KSB, Quarterly Reports on Form 10-Q or Form 10-QSB, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) incorporate any reasonable comments (such comments to be reasonably drafted by Legal Counsel and such Investors, as applicable) of Legal Counsel that are received by the Company by no later than 5:00 p.m. New York City time, two (2) Business Days prior to their filing with the SEC into any Registration Statement or amendment or supplement thereto. In the event that Legal Counsel or such Investors do not provide comments within the time provided, the Company shall not be obligated to incorporate any such comments. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld and shall be provided within two (2) Business Days of the Company's written request for such approval; PROVIDED, THAT, if such approval is not provided within such two (2) Business Day period, the Effectiveness Deadline shall be extended until such time as such approval is provided by Legal Counsel. The Company shall furnish to Legal Counsel and the Investors, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

                  d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time and/or in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  e. The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration
Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement is appropriate.

                  g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  h. If any Investor may be required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                  i. If any Investor may be required under applicable securities law to be described in the Registration Statement as an underwriter, the Company shall make available for inspection by (i) any such Investor, (ii) Legal Counsel and/or other counsel to such Investor (if requested by such Investor and if other than Legal Counsel at such Investor's expense) and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Investor) or use of any Record or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any confidentiality agreement entered into among the parties thereto. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  k. The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, or (ii) if such listing is unavailable, secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on The NASDAQ Global Market, or (iii) if, despite the Company's best efforts to satisfy the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on The NASDAQ Capital Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                  l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend after such time as a Registration Statement covering such Registrable Securities is effective) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  m. If requested by an Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and
(iii) supplement or make appropriate and reasonable amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities including without limitation those needed to correct any misstatements or omissions therein.

                  n. The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  o. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933
Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the Effective Date of the Registration Statement.

                  p. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  q. Within two (2) Business Days after a Registration Statement that covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC substantially in the form attached hereto as EXHIBIT A.

                  r. Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive Business Days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) Business Days and the first day of any Grace Period must be at least five (5) trading days after the last day of any prior Grace Period (each, an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of
Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreements in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

                  s. Notwithstanding anything to the contrary herein, if, at any time or time after the Initial Effective Date, a Demand Registration Statement is filed pursuant to Section 2.1(a) or a Piggy-Back Registration Statement is filed pursuant to Section 2.3 and the Company is required by the SEC to withdraw the Initial Registration Statement in order for such Demand Registration Statement or Piggy-Back Registration Statement, as applicable, to be declared effective by the SEC, the Company may withdraw the Initial Registration Statement without penalty under any provision of this agreement, including, without limitation, Section 2.2(g), provided that after the Effective Date of such Demand Registration Statement or Piggy-Back Registration Statement, as applicable, or if such Demand Registration becomes a Withdrawn Demand Registration, the Piggy-Back Registration Statement is withdrawn, or the Registrable Securities covered by such Piggy-Back Registration Statement are withdrawn from such Piggy-Back Registration Statement, the Company shall file an Additional Registration Statement in accordance with Section 2.2(b).

      4. OBLIGATIONS OF THE INVESTORS.

                  a. At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor to comply with the registration requirements of the SEC and the 1933 Act if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement and such Investor shall furnish such information by no later than 5:00 p.m. New York City time at least three (3) Business Days prior to the intended filing date. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of any registration of such Registrable Securities and shall execute such documents in connection with such registration as are customary and that the Company may reasonably request.

                  b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by the first sentence of 3(f) or receipt of notice that no supplement or amendment is required or the event contemplated by SECTION 3(G) is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreements in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

                  d. Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

      5. EXPENSES OF REGISTRATION.

                  The Company shall pay all Registration Expenses in connection with any Registration Statement hereunder, whether or not such registration shall become effective or is withdrawn and whether or not any or all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration. In addition to the foregoing, the Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with the registration, filing or qualification pursuant to Sections 2.2 and 3 of this Agreement which amount shall be limited to $15,000 per Registration Statement.

      6. INDEMNIFICATION.

            In  the  event  any   Registrable   Securities  are  included  in  a
Registration Statement under this Agreement:

                  a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls, any such Person within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are alleged to arise under or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or
(iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to section 3(d) and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of the Company's directors, each of the Company's officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor (and not for any Violation by any other Person) expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall only be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Investor pursuant to
Section 9.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, Claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  d. No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

                  e. The indemnification required by this Section 6 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  f. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      7.    CONTRIBUTION.

                  To the extent any  indemnification  by an  indemnifying  party pursuant to Section 6 is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities that is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any Investor that sells Registrable Securities shall be limited in amount to the net amount of proceeds received by such Investor from the sale of such Registrable Securities pursuant to such Registration Statement.

      8. REPORTS UNDER THE 1934 ACT.

            With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of each of the Securities Purchase Agreements) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

      9. ASSIGNMENT OF REGISTRATION RIGHTS.

            The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws;
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company (and for the benefit of the other parties hereto) to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreements.

      10. AMENDMENT OF REGISTRATION RIGHTS.

            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance but not retroactively), only with the written consent of the Company and the Required Holders; provided that no provision related to the allocation of shares of Common Stock available under any Registration Statement or the priority such holder has to include its Registrable Securities under any Registration Statement shall be amended without the consent of all of the Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor (and its successors and permitted assigns) and the Company (and its successors or permitted assigns). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also paid pro rata all of the Investors, for such amendment, consent, waiver or modification. The Company shall not be permitted to assign its rights or obligations under this Agreement (except pursuant to a Fundamental Transaction and so long as in connection therewith the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants).

      11. MISCELLANEOUS.

                  a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  Ascendia Brands, Inc.
                  100 American Metro Boulevard
                  Suite 108
                  Hamilton, NJ 08619
                  Telephone:         (609) 219-0930
                  Facsimile:         (609) 219-1238
                  Email: asheldrick@ascendiabrands.com
                  Attention:        General Counsel

            With a copy (for informational purposes only) to:

                  Kramer Levin Naftalis & Frankel LLP
                  1177 Avenue of the Americas
                  New York, New York 10036
                  Telephone:        (212) 715-9100
                  Facsimile:        (212) 715-9121
                  Email:  Tballiett@kramerlevin.com
                  Attention:        Thomas D. Balliett, Esq.

            If to the Transfer Agent:

                  American Stock Transfer & Trust Co.
                  6201 15th Avenue
                  Brooklyn, NY 11219
                  Attention: Joe Wolf, Vice President
                  Telephone:  (718) 921-8143
                  Facsimile:  (718) 921-8116

            If to Legal Counsel:

                  Schulte      Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York  10022
                  Telephone:  (212) 756-2000
                  Facsimile:  (212) 593-5955
                  Email:  ele.klein@srz.com
                  Attention:  Eleazer N. Klein, Esq.

            If to a Buyer, to its address, facsimile number or email address set forth on the Schedule of Buyers attached hereto (as updated from time to time), with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or confirmation of email delivery or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the

State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  e. This Agreement, the other Transaction Documents (as defined in each of the Securities Purchase Agreements) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9 and the following sentence, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. The Company shall not be permitted to assign its rights or obligations under this Agreement.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  m. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor or any other Person, and no provision of this Agreement is intended to impose any obligations on any Investor with respect to any obligation of any other Investor or any other Person. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

                  n. SUBORDINATION. THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 9, 2007 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BY AND AMONG WELLS FARGO FOOTHILL, INC., AS FIRST LIEN AGENT, WELLS FARGO FOOTHILL, INC., AS SECOND LIEN COLLATERAL AGENT, WATERSHED ADMINISTRATIVE, LLC, AS SECOND LIEN ADMINISTRATIVE AGENT, WELLS FARGO FOOTHILL, INC., AS THIRD LIEN COLLATERAL AGENT, AND PRENCEN LENDING LLC, WATERSHED CAPITAL PARTNERS, L.P., AND WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., AS THIRD LIEN LENDERS, AND PRENCEN LLC. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.


                                 * * * * * *

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                      COMPANY:

                                      ASCENDIA BRANDS, INC. (F/K/A CENUCO,
                                      INC.)



                                      By: /s/ Joseph A. Falsetti
                                          ------------------------------
                                          Name:  Joseph A. Falsetti
                                          Title: President and Chief Executive
                                                 Officer

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.


                                      BUYERS:

                                      PRENCEN LLC
                                      By: Prentice Capital Management, LP,
                                          as Manager



                                      By: /s/ Mathew Hoffman
                                          ------------------------------
                                          Name:  Mathew Hoffman
                                          Title: General Counsel

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYERS:

                                     PRENCEN LENDING LLC,
                                     By:  Prentice Capital Management, LP,
                                          as Manager


                                       By: /s/ Mathew Hoffman
                                          ------------------------------
                                          Name:  Mathew Hoffman
                                          Title: General Counsel

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYERS:

                                     WATERSHED CAPITAL PARTNERS, L.P.,
                                      By: WS Partners, L.L.C.,
                                          as General Partner



                                       By: /s/ Meridee A. Moore
                                          ------------------------------
                                          Name:  Meridee A. Moore
                                          Title: Senior Managing Member

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYERS:

                                     WATERSHED CAPITAL INSTITUTIONAL PARTNERS,
                                      L.P.,
                                      By: WS Partners, L.L.C.,
                                          as General Partner



                                       By:  /s/ Meridee A. Moore
                                          ------------------------------
                                          Name:  Meridee A. Moore
                                          Title: Senior Managing Member

                               SCHEDULE OF BUYERS

                                        BUYER ADDRESS                             BUYER'S REPRESENTATIVE'S ADDRESS
      BUYER                             AND FACSIMILE NUMBER                      AND FACSIMILE NUMBER
                                                                                  Schulte Roth & Zabel LLP
Prencen LLC                          c/o Prentice Capital Management, LP          919 Third Avenue
                                     623 Fifth Avenue,                            New York, New York  10022
                                     32nd Floor                                   Attention: Eleazer Klein, Esq.
                                     New York, NY  10022                          Facsimile: (212) 593-5955
                                     Facsimile: (212) 756-1480                    Telephone: (212) 756-2000
                                     Telephone: (212)-756-8045                    Email:  ele.klein@srz.com
                                     Attention: Michael Weiss
                                                Mathew Hoffman
                                     Email: MichaelW@prenticecapital.com
                                            Matth@prenticecapital.com

                                                                                  Schulte Roth & Zabel LLP
Prencen Lending LLC                  c/o Prentice Capital Management, LP          919 Third Avenue
                                     623 Fifth Avenue,                            New York, New York  10022
                                     32nd Floor                                   Attention:  Eleazer Klein, Esq.
                                     New York, NY  10022                          Facsimile: (212) 593-5955
                                     Facsimile: (212) 756-1480                    Telephone:  (212) 756-2376
                                     Telephone: (212) 756-8045                    Email:  ele.klein@srz.com
                                     Attention: Michael Weiss
                                                Mathew Hoffman
                                     Email: MichaelW@prenticecapital.com
                                            Matth@prenticecapital.com
Watershed Capital Partners, L.P.
                                     c/o Watershed Administrative, LLC
                                     One Maritime Plaza, Suite 1525
                                     San Francisco, California  94111             Richards Kibbe & Orbe LLP
                                     Facsimile:  (415) 391-3919                   One World Financial Center
                                     Telephone:  (415) 391-8900                   New York, New York  10281
                                     Attention:  Christina Hwang                  Facsimile:  (212) 530-1801
                                                 Erin Ross, Esq.                  Telephone:  (212) 530-1800
                                     Email:  chwang@wcap.com                      Attention:  William Orbe, Esq.
                                             eross@wcap.com                       Email:  worbe@rkollp.com


Watershed Capital Institutional
Partners, L.P.                       c/o Watershed Administrative, LLC
                                     One Maritime Plaza, Suite 1525
                                     San Francisco, California  94111             Richards Kibbe & Orbe LLP
                                     Facsimile:  (415) 391-3919                   One World Financial Center
                                     Telephone:  (415) 391-8900                   New York, New York  10281
                                     Attention:  Christina Hwang                  Facsimile:  (212) 530-1801
                                                 Erin Ross, Esq.                  Telephone:  (212) 530-1800
                                     Email:  chwang@wcap.com                      Attention:  William Orbe, Esq.
                                             eross@wcap.com                      Email:  worbe@rkollp.com

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219
Attention: Joe Wolf, Vice President

                    Re: ASCENDIA BRANDS, INC.

Ladies and Gentlemen:

            [We are][I am] counsel to Ascendia Brands, Inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with
(i) that certain Third Amended and Restated Securities Purchase Agreement, dated February 9, 2007 (as amended from time to time, the "PRENCEN SECURITIES PURCHASE AGREEMENT") entered into by and among the Company and the buyers named therein (collectively, the "PRENCEN HOLDERS") pursuant to which the Company issued to Prencen Lending LLC, a Prencen Holder, notes (the "PRENCEN NOTES") convertible into shares of the Company's common stock, $0.001 par value (the "COMMON STOCK"), (ii) that certain Securities Purchase Agreement (as amended from time to time, the "WATERSHED SECURITIES PURCHASE AGREEMENT", and together with the Prencen Securities Purchase Agreement, the "SECURITIES PURCHASE AGREEMENTS"), dated February 9, 2007, entered into by and among the Company and the buyers named therein (the "WATERSHED HOLDERS", and together with the Prencen Holders, the "HOLDERS") pursuant to which the Company issued to the Watershed Holders notes (the "WATERSHED NOTES" and together with the Prencen Notes, the "NOTES") convertible into shares of Common Stock and (iii) that certain Amendment and Exchange Agreement, dated December 27, 2006, as amended from time to time, entered into by and among the Company and the Prencen Holders pursuant to which the Company issued to Prencen LLC, a Prencen Holder, shares of Series B Convertible Preferred Stock of the Company and shares of Series B-1 Convertible Preferred Stock of the Company (collectively, the "PREFERRED SHARES") convertible into shares of Common Stock. Pursuant to the Securities Purchase Agreements, the Company also has entered into a Registration Rights Agreement, dated February 9, 2007, as amended from time to time, with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes, the Bettinger Shares (as defined in the Registration Rights Agreement), the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon exercise of the Warrants (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

            In connection with the foregoing, [we][I] advise you that a member of the SEC's staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

            This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by each of the Company's Irrevocable Transfer Agent Instructions dated July 27, 2006, January 10, 2007 and February 9, 2007.


                                          Very truly yours,

                                          [ISSUER'S COUNSEL]


                                          By:
                                             ---------------------------
CC:   [LIST NAMES OF HOLDERS]

                                                                       EXHIBIT B

                              SELLING STOCKHOLDERS

            The shares of Common Stock being offered by the selling stockholders are (i) issuable upon conversion of the Notes, conversion of the Preferred Shares and upon exercise of the Warrants and (ii) shares of Common Stock. For additional information regarding the issuance of the Notes, the Preferred Shares and Warrants and shares of Common Stock, see "Private Placement of Notes, Preferred Shares, Warrants and Common Stock" above. We are registering the shares of Common Stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the Notes, Preferred Shares, Warrants and Common Stock issued pursuant to the Securities Purchase Agreements and the Common Exchange Agreement and certain lending agreements between the selling stockholders and the Company, the selling stockholders have not had any material relationship with us within the past three years.

            The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling stockholders. The second column lists the number of shares of Common Stock beneficially owned by each selling stockholder, based on its ownership of the Notes, Preferred Shares, Warrants and Common Stock currently held by the selling stockholders, as of ________, 200_, assuming conversion of all the Notes and Preferred Shares and exercise of the Warrants held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.

            The third column lists the shares of Common Stock being offered by this prospectus by the selling stockholders.

            In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of at least 130% of the sum of (i) the maximum number of shares of Common Stock issuable upon conversion of the Notes as of the trading day immediately preceding the date the registration statement is initially filed with the SEC,
(ii) the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, (iii) 1,122,482 shares of Common Stock and (iv) the maximum number of shares of Common Stock issuable upon exercise of the Warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC (subject to adjustment for stock splits and stock dividends). Because the conversion price of the Notes and the Preferred Shares and the exercise price of the Warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

            Under the terms of the Notes, the Preferred Shares and the Warrants, a selling stockholder may not convert the Notes or the Preferred Shares or exercise the Warrants to the extent such conversion or exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99%
of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion of the Notes or the Preferred Shares which have not been converted and upon exercise of the Warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling stockholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."


                                        NUMBER OF SHARES OF       MAXIMUM NUMBER OF SHARES        NUMBER OF SHARES OF
                                      COMMON STOCK OWNED PRIOR     OF COMMON STOCK TO BE          COMMON STOCK OWNED
NAME OF SELLING STOCKHOLDER               TO OFFERING           SOLD PURSUANT TO THIS PROSPECTUS     AFTER OFFERING
---------------------------           ------------------------  --------------------------------  -------------------
PRENCEN LLC (1)                                                                                             0
PRENCEN LENDING LLC (2)
WATERSHED CAPITAL PARTNERS, L.P. (3)
WATERSHED CAPITAL INSTITUTIONAL
PARTNERS, L.P. (4)



      (1) Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen LLC. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

      (2) Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen Lending LLC. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

      (3) WS Partners, L.L.C. ("WSP"), as the general partner to Watershed Capital Partners, L.P. ("WCP"), and Watershed Asset Management, L.L.C. ("WAM"), as the investment adviser to WCP, may, for purposes of Rule 13d-3 under the Exchange Act, each be deemed to own beneficially the securities held by WCP. As Senior Managing Member of each of WSP and WAM, Meridee A. Moore may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the securities owned by WCP. WSP, WAM and Meridee A. Moore disclaim any beneficial ownership of such securities. All of the above-mentioned entities and person disclaim group attribution.

      (4) WS Partners, L.L.C. ("WSP"), as the general partner to Watershed Capital Institutional Partners, L.P. ("WCIP"), and Watershed Asset Management, L.L.C. ("WAM"), as the investment adviser to WCIP, may, for purposes of Rule 13d-3 under the Exchange Act, each be deemed to own beneficially the securities held by WCIP. As Senior Managing Member of each of WSP and WAM, Meridee A. Moore may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the securities owned by WCIP. WSP, WAM and Meridee A. Moore disclaim any beneficial ownership of such securities. All of the above-mentioned entities and person disclaim group attribution.

                              PLAN OF DISTRIBUTION

            We are registering the shares of Common Stock issuable upon conversion of the Notes and Preferred Shares, upon exercise of the Warrants and shares of Common Stock to permit the resale of these shares of Common Stock by the holders of the Notes, Preferred Shares, Warrants and Common Stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

            The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

      o on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

      o  in the over-the-counter market;

      o in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

      o through the writing of options, whether such options are listed on an options exchange or otherwise;

      o  ordinary   brokerage   transactions   and  transactions  in  which  the
         broker-dealer solicits purchasers;

      o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      o  purchases  by  a   broker-dealer   as  principal   and  resale  by  the
         broker-dealer for its account;

      o an exchange distribution in accordance with the rules of the applicable exchange;

      o  privately negotiated transactions;

      o short sales made after the date the Registration Statement is declared effective by the SEC;

      o  sales pursuant to Rule 144;

      o broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

      o  a combination of any such methods of sale; and

      o  any other method permitted pursuant to applicable law.

            If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

            The selling stockholders may pledge or grant a security interest in some or all of the Notes, Preferred Shares, Warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the "SECURITIES ACT"), amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

            The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

            Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

            There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

            The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

            We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling stockholder will pay all underwriting discounts  and  selling  commissions,  if any.  We will  indemnify  the  selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the registration rights agreement, or we may be entitled to contribution.

            Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.